UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 21, 2005

                            CRIMSON EXPLORATION INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                         1-12108              87-0444770
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)

                                 (281) 820-1919
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

     On July 15, 2005, Crimson Exploration Inc. (the "Company") entered into a $100 million senior secured revolving credit facility with Wells Fargo Bank, National Association. The Credit Agreement is attached as Exhibit 10.1, and the press release announcing the credit facility is attached as Exhibit 99.1, and each is hereby incorporated herein by reference. On July 21, 2005 the outstanding balance under the Credit Agreement was $1.5 million.

     Borrowings under the new credit facility will be subject to a borrowing base limitation based on the Company's current proved oil and gas reserves. The initial borrowing base is set at $20 million and will be subject to semi-annual redeterminations, with the first redetermination to be December 1, 2005. The facility will be secured by a lien on all the assets of the Company and its subsidiaries, as well as a security interest in the stock of all the Company's subsidiaries. The credit facility has a term of three years, and all principal amounts, together with all accrued and unpaid interest, will be due and payable in full on June 30, 2008. Proceeds from extensions of credit under the facility will be for acquisitions of oil and gas properties and for general corporate purposes. The facility also provides for the issuance of letters-of-credit up to a $3 million sub-limit.

     Advances under the facility will be in the form of either base rate loans or Eurodollar loans. The interest rate on the base rate loans fluctuates based upon the higher of (1) the lender's "prime rate" and (2) the Federal Funds rate, plus a margin of 0.50%, plus a margin of between 0.0% and 0.5% depending on the percent of the borrowing base utilized at the time of the credit extension. The interest rate on the Eurodollar loans fluctuates based upon the rate at which Eurodollar deposits in the London Interbank market ("Libor") are quoted for the maturity selected, plus a margin of 1.25% to 2.00% depending on the percent of the borrowing base utilized at the time of the credit extension. Eurodollar loans of one, three and six months may be selected by the Company. A commitment fee of 0.375% on the unused portion of the borrowing base will accrue, and be payable quarterly in arrears.

     The Credit Agreement includes usual and customary affirmative covenants for credit facilities of this type and size, as well as customary negative covenants, including, among others, limitations on liens, hedging, mergers, asset sales or dispositions, payments of dividends, incurrence of additional indebtedness, certain leases and investments outside of the ordinary course of business. The Credit Agreement also requires the Company to maintain a ratio of current assets to current liabilities of at least 1.0 to 1.0, an interest coverage ratio of EBITDAX (earnings before interest, taxes, depreciation and amortization and exploration expense) to cash interest expense of 3.0 to 1.0 and a tangible net worth of at least $45 million, subject to adjustment based on future results of operations and any sales of equity securities. EBITDAX and tangible net worth are calculated without consideration of unrealized gains and losses related to stock derivatives accounted for under variable accounting rules or to commodity hedges.

     On June 1, 2005, the board approved a compensation plan for non-employee directors providing for a $10,000 annual retainer, with a $2,000 ($1,000 if by telephone) meeting attendance fee, for a maximum of $8,000 per director per year, with an additional fee payable for attendance of committee meetings held on days other than those on which the board meets. The chairman of the audit and compensation committee is entitled to receive an annual retainer of $5,000 and $2,500, respectively. Under the Plan, effective June 1, 2005, each non-employee director was entitled to receive $15,000 of restricted stock, with a two year


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vesting schedule, and upon re-election is entitled to receive $10,000 in restricted stock, with a one year vesting schedule. The number of shares are determined based on the fair market value of the Company's common stock on the date of grant. In addition, the Plan provides for reimbursement of expenses for all directors in the performance of their duties, including reasonable travel expenses incurred attending meetings. At the June 1, 2005 meeting, each non-employee director, B. James Ford, Skardon F. Baker, Lee B. Backsen and Lon McCain, in accordance with the Plan, was granted a restricted stock award representing 17,045 shares of the Company's common stock. The shares of common stock underlying the awards will become transferable and non-forfeitable two years from the date of grant, and are forfeitable in the event a director resigns before the end of the two year period. However, B. James Ford and Skardon F. Baker elected not to receive such awards and they were subsequently rescinded by the board of directors. The form of director restricted stock award is attached as Exhibit 10.2 and incorporated herein by reference.

     At the June 1, 2005 meeting of the board of directors, the execution of indemnification agreements, effective April 1, 2005 (March 1, 2005 in the case of E. Joseph Grady), was approved for each of E. Joseph Grady, Senior Vice President and Chief Financial Officer, Thomas R. Kaetzer, Senior Vice President of Operations, Tracy Price, Senior Vice President of Operations, Tommy Atkins, Senior Vice President - Exploration, Jay S. Mengle, Senior Vice President - Engineering, Richard L. Creel, Vice President of Finance and Controller, and Jim
C. Bigham, Vice President and Secretary. Similar agreements were approved at such meeting for the Company's two new directors, Lon McCain and Lee B. Backsen, elected at the 2005 shareholders' meeting, effective June 1, 2005. The agreements were executed during June 2005. The indemnification agreements generally provide for the indemnification of and the advancement of expenses to each party thereto by the Company in connection with certain proceedings relating to such party's service to the Company, and require the Company to maintain insurance on behalf of such party relating to the same. The form of indemnification agreement executed by each party is attached as Exhibit 10.3 and incorporated herein by reference.

Item 4.01.        Changes in Registrant's Certifying Accountant

     The Audit Committee of the Board of Directors of the Company has recommended and approved the selection of the accounting firm of Grant Thornton LLP ("Grant Thornton") to replace the firm of Weaver and Tidwell, L.L.P. as the Company's independent accountants for the calendar year ended December 31, 2005 and December 31, 2004. Grant Thornton has informed the Company that it has accepted the engagement.

     Weaver and Tidwell did not resign or decline to stand for reelection, but was dismissed effective July 19, 2005, to allow the appointment of Grant Thornton as the Company's principal accountants as of the same date. Weaver and Tidwell's opinion regarding the financial statements of the Company for the last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles, except its report dated March 19, 2004, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, raised substantial doubt regarding the Company's ability to continue as a going concern. The Company is not aware of any disagreements with the Company's former accountant during the past two most recent fiscal years and the subsequent interim period up to the date of dismissal on any matter of accounting


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principals or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Weaver and Tidwell, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Additionally, there were no reportable events pursuant to Item 304(a)(v) of Regulation S-K under the Securities Act of 1933.

     During the Company's last two fiscal years and the subsequent interim period up to the date of engagement, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided, that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or reportable event, as those terms are described in Item 304(a)(iv) and Item 304(a)(v), respectively, of Regulation S-K under the Securities Act of 1933.

     The Company has provided Weaver and Tidwell with a copy of the disclosures the Company is making in this Form 8-K report in response to the disclosures required by Regulation S-K, Item 304(a), under the Securities Act of 1933. The former accountant has been provided an opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating its agreement and absence of any disagreement with the statements made by the Company in response to this Item. A letter to such effect is attached as Exhibit 99.2.

Item 9.01         Financial Statements and Exhibits.

                                    Exhibits

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  Exhibit Number                                               Description
--------------------------------------------------------------------------------
       10.1 Credit Agreement, dated July 15, 2005, among Crimson Exploration Inc., Wells Fargo Bank, National Association, as agent and a lender, and each lender from time to time party thereto.
--------------------------------------------------------------------------------
       10.2         Form of Restricted Stock Award.
--------------------------------------------------------------------------------
       10.3         Form of Indemnification Agreement.
--------------------------------------------------------------------------------
       99.1         Press Release dated July 18, 2005.
--------------------------------------------------------------------------------
       99.2 Notification letter dated July 21, 2005 from Weaver and Tidwell to the Securities and Exchange Commission regarding change of certifying accountant for Crimson Exploration Inc.
--------------------------------------------------------------------------------


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRIMSON EXPLORATION INC.

Date:    July 21, 2005                    /s/ Allan D. Keel
                                          --------------------------------------
                                          Allan D. Keel
                                          President and Chief Executive Officer


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                                  Exhibit Index
--------------------------------------------------------------------------------
  Exhibit Number                                               Description
--------------------------------------------------------------------------------
       10.1 Credit Agreement, dated July 15, 2005, among Crimson Exploration Inc., Wells Fargo Bank, National Association, as agent and a lender, and each lender from time to time party thereto.
--------------------------------------------------------------------------------
       10.2         Form of Restricted Stock Award.
--------------------------------------------------------------------------------
       10.3         Form of Indemnification Agreement.
--------------------------------------------------------------------------------
       99.1         Press Release dated July 18, 2005.
--------------------------------------------------------------------------------
       99.2 Notification letter dated July 21, 2005 from Weaver and Tidwell to the Securities and Exchange Commission regarding change of certifying accountant for Crimson Exploration Inc.
--------------------------------------------------------------------------------


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